--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 1, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 720-8301

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

SECTION 7 - REGULATION FD.

ITEM 7.01 REGULATION FD DISCLOSURE.

On August 1, 2005, the Company announced the hiring of Mr. Jeffrey Stibel as Chief Executive Officer, as described in the press release attached hereto as
Exhibit 99.1, the contents of which are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements.

         Not applicable

     (b) Pro Forma Financial Information.

         Not applicable

     (c) Exhibits.

         Exhibit Number             Description
         --------------             -----------
         99.1                       Press Release dated August 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 1, 2005                      INTERLAND, INC.


                                            By: /s/ Juan G. Troncoso
                                                --------------------------------
                                                Juan G. Troncoso
                                                Vice President and Chief
                                                Financial Officer
                                                (Principal Financial Officer)

                                  EXHIBIT INDEX



         Exhibit Number      Description
         --------------      -----------
         99.1                Press Release dated August 1, 2005.